UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     July 19, 2006

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number	Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia 30319

                (Address of Principal Executive Offices)                                 (Zip Code)

Registrant’s Telephone Number, including area code:     (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 19, 2006, HomeBanc Funding Corp. (“Funding”) entered into Amendment No. 8 (the “Amendment”) to the Master Repurchase Agreement dated as of March 8, 2004 (as amended, the “Repurchase Agreement”) by and among JPMorgan Chase Bank, N.A. The Amendment extended the termination date of the Repurchase Agreement to June 29, 2007. Funding is a wholly-owned subsidiary of HomeBanc Corp.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Amendment No. 8, dated as of July 19, 2006, by and among JPMorgan Chase Bank, N.A. and HomeBanc Funding Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2006

HOMEBANC CORP.

By:	/s/ ALANA L. GRIFFIN
Name:	Alana L. Griffin
Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 8, dated as of July 19, 2006, by and among JPMorgan Chase Bank, N.A. and HomeBanc Funding Corp.